                                                                    EXHIBIT b(5)


                            WINSLOEW FURNITURE, INC.


                        OPINION OF THE FINANCIAL ADVISOR
                               FINANCIAL ANALYSIS

                                   MAY 4, 1999





                        MANN, ARMISTEAD & EPPERSON, LTD.
                               INVESTMENT BANKING

WINSLOEW FURNITURE, INC.
FINANCIAL ANALYSIS OPINION OF THE FINANCIAL ADVISOR



                                TABLE OF CONTENTS

I.      HISTORICAL FINANCIAL ANALYSIS
        A.    FISCAL YEARS ENDING DECEMBER 31, 1994-1998................................    1
        B.    YEAR-TO-DATE INFORMATION, MARCH 26, 1999..................................    6


II.     PROJECTED FINANCIAL INFORMATION.................................................    9


III.    OFFER VALUATION
        A.    COMPARABLE PUBLIC COMPANY INFORMATION.....................................   11
        B.    MULTIPLE ANALYSIS.........................................................   13
        C.    STOCK PRICE ANALYSIS......................................................   14


IV.     SOLICITATION PROCESS............................................................   15


V.      DISCOUNTED CASH FLOW ANALYSIS...................................................   17



MANN, ARMISTEAD & EPPERSON, LTD.
      INVESTMENT BANKING

                        I. HISTORICAL FINANCIAL ANALYSIS

                  A. FISCAL YEARS ENDING DECEMBER 31, 1994-1998

WINSLOEW FURNITURE, INC.
SUMMARY FINANCIAL INFORMATION
(DOLLARS IN THOUSANDS)

         INCOME STATEMENT INFORMATION             HISTORICAL - FISCAL YEAR ENDED DECEMBER 31 (a)(c)      BUDGET(b)
                                              --------------------------------------------------------   ---------
                                                  1994        1995        1996        1997        1998        1999
                                              --------    --------    --------    --------    --------   ---------

         Net Sales                             $83,284     $95,443    $117,405    $122,145    $141,360    $157,314
         Cost of Goods Sold                     55,878      64,999      78,029      79,431      87,232      98,135
                                               -------     -------    --------    --------    --------   ---------
         Gross Profit                           27,406      30,444      39,376      42,714      54,128      59,179

         Operating Expenses                     14,731      17,719      21,472      21,427      23,124      25,859
         Non-Recurring Charges                     917           0           0           0           0           0

         Amortization                            2,000       2,077       1,444         992       1,122       1,266
                                               -------     -------    --------    --------    --------   ---------

         Operating Income                        9,758      10,648      16,460      20,295      29,882      32,054

         Interest Expense                        2,795       3,841       3,083       2,296         635         810
                                               -------     -------    --------    --------    --------   ---------
         Earnings Before Income Taxes            6,963       6,807      13,377      17,999      29,247      31,244

         Income Tax Expense                      3,068       2,739       4,834       6,838      10,947      11,873
                                               -------     -------    --------    --------    --------   ---------


         Net Income                             $3,895      $4,068      $8,543     $11,161     $18,300     $19,371
                                               =======     =======    ========    ========    ========   =========

         Weighted Average Shares - Diluted       9,655       9,029       8,730       7,563       7,624       7,454
         Earnings Per Share - Diluted            $0.40       $0.45       $0.98       $1.48       $2.40       $2.60
                                               =======     =======    ========    ========    ========   =========

Notes:
-------------------------
(a)      Financial information sourced from 10-K and 10-Q reports.

(b)      Financial information sourced from internal financial statements.

(c) For the fiscal periods 1995-1998, this information excludes all extraordinary items, income (losses) from discontinued operations (net of taxes) and losses from the sale of discontinued operations.

Mann, Armistead & Epperson, Ltd.
      Investment Banking                                                  Page 1

WINSLOEW FURNITURE, INC.
SUMMARY FINANCIAL INFORMATION
(DOLLARS IN THOUSANDS)


As a Function of Net Sales            Historical - Fiscal Year Ended December 31 (a)(c)      Budget (b)
--------------------------          -----------------------------------------------------    ----------
                                     1994        1995        1996        1997        1998       1999
                                    -----       -----       -----       -----       -----    ----------

Net Sales                           100.0%      100.0%      100.0%      100.0%      100.0%        100.0%
Cost of Goods Sold                   67.1%       68.1%       66.5%       65.0%       61.7%         62.4%
                                    -----       -----       -----       -----       -----         -----
Gross Profit                         32.9%       31.9%       33.5%       35.0%       38.3%         37.6%

Operating Expenses                   17.7%       18.6%       18.3%       17.5%       16.4%         16.4%
Non-Recurring Charges                 1.1%        0.0%        0.0%        0.0%        0.0%          0.0%
Amortization                          2.4%        2.2%        1.2%        0.8%        0.8%          0.8%
                                    -----       -----       -----       -----       -----         -----

Operating Income                     11.7%       11.2%       14.0%       16.6%       21.1%         20.4%

Interest Expense                      3.4%        4.0%        2.6%        1.9%        0.4%          0.5%
                                    -----       -----       -----       -----       -----         -----
Earnings Before Income Taxes          8.4%        7.1%       11.4%       14.7%       20.7%         19.9%


Income Tax Expense                    3.7%        2.9%        4.1%        5.6%        7.7%          7.5%
                                    -----       -----       -----       -----       -----         -----

Net Income                            4.7%        4.3%        7.3%        9.1%       12.9%         12.3%
                                    =====       =====       =====       =====       =====         =====
Other Information
-----------------
Net Sales Growth                      7.1%       14.6%       23.0%        4.0%       15.7%         11.3%
Effective Income Tax                 44.1%       40.2%       36.1%       38.0%       37.4%         38.0%


Notes:
------------------
(a) Financial information sourced from 10-K and 10-Q reports.
(b) Financial information sourced from internal financial statements.
(c) For the fiscal periods 1995-1998, this information excludes all extraordinary items, income (losses) from discontinued operations (net of taxes) and losses from the sale of discontinued operations.

Mann, Armistead & Epperson, Ltd.                                         Page 2
      Investment Banking

WINSLOEW FURNITURE, INC.
SUMMARY FINANCIAL INFORMATION - ADJUSTMENTS TO FINANCIAL RESULTS
(DOLLARS IN THOUSANDS)



                                                                        Historical (a)         Budget (b)
                                                                        --------------         ----------
                                                                                 1998                1999
                                                                        -------------          ----------
        I. Operating Income (EBIT)
        --------------------------

                                    Operating Income (EBIT)                   $29,882             $32,054

       II.  Adjustments to Operating Income
       ------------------------------------

                                    Adjustments to Generate EBITDA
                                    ------------------------------
                                               Plus - Amortization              1,122               1,566
                                               Plus - Depreciation              1,496               2,145
                                                                              -------             -------
                                               Total Adjustments                2,618               3,711

                                                                              -------             -------
                                               EBITDA                         $32,500             $35,765

Notes:
-----------------
(a) Financial information sourced from 10-K and 10-Q reports.
(b) Information sourced from internal statements as prepared by WinsLoew Furniture, Inc.


Mann, Armistead & Epperson, Ltd.                                         Page 3
     Investment Banking

WINSLOEW FURNITURE, INC.
SUMMARY FINANCIAL INFORMATION
(DOLLARS IN THOUSANDS)

Balance Sheet Information
-------------------------                                          FYE December 31 (a)
                                                          ---------------------------------
                                                             1996         1997         1998
                                                          -------      -------      -------
               Assets
               ------
Cash and Equivalents                                      $   897      $   707      $ 1,475
Accounts Receivable                                        22,851       21,124       23,647
Inventory                                                  10,716        9,096       12,206
Prepaid Insurance and Other Current                         3,748        7,391        4,638
Net Assets of Discontinued Operations                      12,711        2,057            0
                                                          -------      -------      -------
  Total Current Assets                                     50,923       40,375       41,966

Net Assets of Discontinued Operations                      13,937        6,860            0
Net Property, Plant and Equipment                          11,954       10,320       13,948
Goodwill, Net                                              21,699       21,021       27,176
Other Assets                                                1,111          763        1,463
                                                          -------      -------      -------
  Total Assets                                            $99,624      $79,339      $84,553
                                                          =======      =======      =======

           Liabilities
           -----------
Current Portion of Long Term Debt                           1,955          515           47
Accounts Payable                                            3,926        3,187        4,377
Other Accrued Liabilities                                   4,940        7,336       11,702
                                                          -------      -------      -------
  Total Current Liabilities                                10,821       11,038       16,126

Long Term Debt, Net of Current Portion                     38,726       15,908        1,400
Deferred Income Taxes                                       1,677        1,367          801
                                                          -------      -------      -------
  Total Liabilities                                        51,224       28,313       18,327

Stockholders' Equity
--------------------
Common Stock                                                   75           75           73
Additional Paid in Capital                                 24,543       24,926       19,797
Retained Earnings                                          23,782       26,025       46,356
                                                          -------      -------      -------
  Total Stockholders' Equity                               48,400       51,026       66,226

Total Liabilities and Stockholders' Equity                $99,624      $79,339      $84,553
                                                          =======      =======      =======

Notes:
-------------
(a) Financial information sourced from 10-K and 10-Q reports.


Mann, Armistead & Epperson, Ltd.                                          Page 4
     Investment Banking

WINSLOEW FURNITURE, INC.
SUMMARY FINANCIAL INFORMATION
(DOLLARS IN THOUSANDS)


Balance Sheet Information                                         FYE December 31 (a)
-------------------------                                   -------------------------------
                                                             1996         1997         1998
                                                            -----        -----        -----

            Assets
            ------
Cash and Equivalents                                          0.9%         0.9%         1.7%
Accounts Receivable                                          22.9%        26.6%        28.0%
Inventory                                                    10.8%        11.5%        14.4%
Prepaid Insurance and Other Current                           3.8%         9.3%         5.5%
Net Assets of Discontinued Operations                        12.8%         2.6%         0.0%
                                                            -----        -----        -----
  Total Current Assets                                       51.1%        50.9%        49.6%

Net Assets of Discontinued Operations                        14.0%         8.6%         0.0%
Net Property, Plant and Equipment                            12.0%        13.0%        16.5%
Goodwill, Net                                                21.8%        26.5%        32.1%
Other Assets                                                  1.1%         1.0%         1.7%
                                                            -----        -----        -----
  Total Assets                                              100.0%       100.0%       100.0%
                                                            =====        =====        =====
        Liabilities
        -----------
Current Portion of Long Term Debt                             2.0%         0.6%         0.1%
Accounts Payable                                              3.9%         4.0%         5.2%
Other Accrued Liabilities                                     5.0%         9.2%        13.8%
                                                            -----        -----        -----
  Total Current Liabilities                                  10.9%        13.9%        19.1%

Long Term Debt, Net of Current Portion                       38.9%        20.1%         1.7%
Deferred Income Taxes                                         1.7%         1.7%         0.9%
                                                            -----        -----        -----
  Total Liabilities                                          51.4%        35.7%        21.7%

Stockholders' Equity
--------------------
Common Stock                                                  0.1%         0.1%         0.1%
Additional Paid in Capital                                   24.6%        31.4%        23.4%
Retained Earnings                                            23.9%        32.8%        54.8%
                                                            -----        -----        -----
  Total Stockholders' Equity                                 48.6%        64.3%        78.3%

Total Liabilities and Stockholders' Equity                  100.0%       100.0%       100.0%
                                                            =====        =====        =====

Notes:
-------------
(a) Financial information sourced from 10-K and 10-Q reports.

Mann, Armistead & Epperson, Ltd.                                        Page 5
     Investment Banking

                  B. YEAR-TO-DATE INFORMATION, MARCH 26, 1999

WINSLOEW FURNITURE, INC.
SUMMARY FINANCIAL INFORMATION
(DOLLARS IN THOUSANDS)

Income Statement Information            FYE (a)         YTD March 26 (b)         Trailing-12
                                        -------         ----------------         -----------
                                         1998          1998          1999          3/26/99
                                         ----          ----          ----          -------
Net Revenue                            $141,360       $27,576       $32,910       $146,694
Cost of Goods Sold                       87,232        17,946        20,031         89,317
                                       --------       -------       -------       --------
Gross Profit                             54,128         9,630        12,879         57,377
Operating Expenses                       23,124         4,515         5,725         24,334
Non-Recurring Charges                         0             0             0              0
Amortization                              1,122           244           316          1,194
                                       --------       -------       -------       --------

Operating Income                         29,882         4,871         6,838         31,849
Interest Expense                            635           333           123            425
                                       --------       -------       -------       --------
Earnings Before Income Taxes             29,247         4,538         6,715         31,424
Income Tax Expense                       10,947         1,665         2,531         11,813
                                       --------       -------       -------       --------
Net Income                             $ 18,300       $ 2,873       $ 4,184       $ 19,611
                                       ========       =======       =======       ========
Weighted Average Shares - Diluted         7,624         7,561         7,434          7,434
Earnings Per Share - Diluted           $   2.40       $  0.38       $  0.56       $   2.64
Net Revenue Growth                         15.7%          N/A          19.3%           3.8%
As a Function of Net Revenue
     Gross Profit                          38.3%         34.9%         39.1%          39.1%
     Operating Income                      21.1%         17.7%         20.8%          21.7%
     Pre Tax Income                        20.7%         16.5%         20.4%          21.4%
     Net Income                            12.9%         10.4%         12.7%          13.4%

Operating Income                       $ 29,882       $ 4,871       $ 6,838       $ 31,849
Plus Depreciation & Amoritization         2,618           607           692          2,703
EBITDA                                 $ 32,500       $ 5,478       $ 7,530       $ 34,552

Notes:
(a) Financial information sourced from 10-K and 10-Q reports.
(b) Financial information sourced from internal financial statements.


Mann, Armistead & Epperson, Ltd.
          Investment Banking

WINSLOEW FURNITURE, INC.
SUMMARY FINANCIAL INFORMATION
(DOLLARS IN THOUSANDS)

                                                FYE December 31 (a)      As of (b)    As of (b)
                                                -------------------      ---------    ---------
                                                 1997         1998        3/26/98      3/26/99
                                                -------------------      ---------    ---------
    Assets
    ------

Cash and Equivalents                            $   707      $ 1,475      $ 1,874      $ 1,963
Accounts Receivable                              21,124       23,647       29,542       31,278
Inventory                                         9,096       12,206       12,268       12,926
Prepaid Insurance and Other Current               7,391        4,638        4,984        3,891
Net Assets of Discontinued Operations             2,057            0            0            0
                                                -------      -------      -------      -------
     Total Current Assets                        40,375       41,966       48,668       50,058

Net Assets of Discontinued Operations             6,860            0            0            0
Net Property, Plant and Equipment                10,320       13,948       12,906       13,684
Goodwill, Net                                    21,021       27,176       24,841       26,955
Other Assets                                        763        1,463        1,436        1,129
                                                -------      -------      -------      -------
     Total Assets                               $79,339      $84,553      $87,851      $91,826
                                                =======      =======      =======      =======

    Liabilities
    -----------

Current Portion of Long Term Debt               $   515      $    47      $   514      $    35
Accounts Payable                                  3,187        4,377        5,020        4,598
Other Accrued Liabilities                         7,336       11,702       10,929       12,388
                                                -------      -------      -------      -------
     Total Current Liabilities                   11,038       16,126       16,463       17,021

Long Term Debt, Net of Current Portion           15,908        1,400       16,704        6,669
Deferred Income Taxes                             1,367          801          745          912
                                                -------      -------      -------      -------
     Total Liabilities                           28,313       18,327       33,912       24,602

Stockholders' Equity
--------------------

Common Stock                                         75           73           75           72
Additional Paid in Capital                       24,926       19,797       25,094       16,612
Retained Earnings                                26,025       46,356       28,770       50,540
                                                -------      -------      -------      -------
     Total Stockholders' Equity                  51,026       66,226       53,939       67,224

Total Liabilities and Stockholders' Equity      $79,339      $84,553      $87,851      $91,826
                                                =======      =======      =======      =======

Notes:
(a) Financial information sourced from 10-K and 10-Q reports.
(b) Financial information sourced from internal financial statements.


Mann, Armistead & Epperson, Ltd.
          Investment Banking

WINSLOEW FURNITURE, INC.
SUMMARY FINANCIAL INFORMATION
(DOLLARS IN THOUSANDS)

                                                 FYE December 31 (a)     As of (b)   As of (b)
                                                 -------------------     ---------   ---------
                                                  1997         1998      3/26/98     3/26/99
                                                 -----        -----      -------     -------
    Assets
    ------

Cash and Equivalents                               0.9%         1.7%         2.1%        2.1%
Accounts Receivable                               26.6%        28.0%        33.6%       34.1%
Inventory                                         11.5%        14.4%        14.0%       14.1%
Prepaid Insurance and Other Current                9.3%         5.5%         5.7%        4.2%
Net Assets of Discontinued Operations              2.6%         0.0%         0.0%        0.0%
                                                 -----        -----      -------     -------
     Total Current Assets                         50.9%        49.6%        55.4%       54.5%

Net Assets of Discontinued Operations              8.6%         0.0%         0.0%        0.0%
Net Property, Plant and Equipment                 13.0%        16.5%        14.7%       14.9%
Goodwill, Net                                     26.5%        32.1%        28.3%       29.4%
Other Assets                                       1.0%         1.7%         1.6%        1.2%
                                                 -----        -----      -------     -------
     Total Assets                                100.0%       100.0%       100.0%      100.0%
                                                 =====        =====      =======     =======

    Liabilities
    -----------

Current Portion of Long Term Debt                  0.6%         0.1%         0.6%        0.0%
Accounts Payable                                   4.0%         5.2%         5.7%        5.0%
Other Accrued Liabilities                          9.2%        13.8%        12.4%       13.5%
                                                 -----        -----      -------     -------
     Total Current Liabilities                    13.9%        19.1%        18.7%       18.5%

Long Term Debt, Net of Current Portion            20.1%         1.7%        19.0%        7.3%
Deferred Income Taxes                              1.7%         0.9%         0.8%        1.0%
                                                 -----        -----      -------     -------
     Total Liabilities                            35.7%        21.7%        38.6%       26.8%

Stockholders' Equity
--------------------

Common Stock                                       0.1%         0.1%         0.1%        0.1%
Additional Paid in Capital                        31.4%        23.4%        28.6%       18.1%
Retained Earnings                                 32.8%        54.8%        32.7%       55.0%
                                                 -----        -----      -------     -------
     Total Stockholders' Equity                   64.3%        78.3%        61.4%       73.2%

Total Liabilities and Stockholders' Equity       100.0%       100.0%       100.0%      100.0%
                                                 =====        =====      =======     =======


Notes:
(a) Financial information sourced from 10-K and 10-Q reports.
(b) Financial information sourced from internal financial statements.


Mann, Armistead & Epperson, Ltd.
          Investment Banking

                      II. PROJECTED FINANCIAL INFORMATION

WINSLOEW FURNITURE, INC.
PROJECTED FINANCIAL INFORMATION
(DOLLARS IN THOUSANDS)

FYE - December 31                            Fiscal Year Ended (a)                                  Projected (b)
-----------------                            ---------------------                -------------------------------------------------
                                                 1997         1998                    1999          2000          2001         2002
                                             --------     --------                --------      --------      --------     --------
Net Sales                                    $122,145     $141,360                $157,314      $169,113      $181,796     $195,431
Cost of Goods Sold                             79,431       87,232                  98,135       105,495       113,100      121,350
                                             --------     --------                --------      --------      --------     --------
  Gross Profit                                 42,714       54,128                  59,179        63,618        68,696       74,081

Selling, General & Administrative Exp.         22,419       24,246                  27,125        28,666        30,766       33,016
                                             --------     --------                --------      --------      --------     --------
  Operating Income                             20,295       29,882                  32,054        34,952        37,930       41,065

Interest Expense                                2,296          635                     810          (100)         (750)      (1,250)
                                             --------     --------                --------      --------      --------     --------
Pre-Tax Income                                 17,999       29,247                  31,244        35,052        38,680       42,315
Income Taxes                                    6,838       10,947                  11,873        13,300        14,700       16,080
                                             --------     --------                --------      --------      --------     --------
Net Income                                   $ 11,161     $ 18,300                $ 19,371      $ 21,752      $ 23,980     $ 26,235
                                             ========     ========                ========      ========      ========     ========

Shares Outstanding                              7,563        7,624                   7,454         7,500         7,500        7,500
Earnings Per Share                           $   1.48     $   2.40                $   2.60      $   2.90      $   3.20     $   3.50

ADJUSTMENTS FOR CASH FLOW INFORMATION
-------------------------------------

Net Income                                   $ 11,161     $ 18,300                $ 19,371      $ 21,752      $ 23,980     $ 26,235
Less: Capital Expenditures                     (1,001)        (942)                 (5,000)       (2,000)       (2,000)      (2,000)
Plus: Depreciation & Amortization               2,293        2,618                   3,178         2,725         2,958        2,933
                                             --------     --------                --------      --------      --------     --------
Operating Cash Flow                          $ 12,453     $ 19,976                $ 17,549      $ 22,477      $ 24,938     $ 27,168
                                             ========     ========                ========      ========      ========     ========

Notes:
-----------------------
(a) Financial information sourced from 10-K and 10-Q reports.

(b) Financial information sourced from internal financial statements

Mann, Armistead & Epperson, Ltd.
Investment Banking                                                      Page 9

WINSLOEW FURNITURE, INC.
PROJECTED FINANCIAL INFORMATION - ASSUMPTIONS
(AS A PERCENTAGE OF NET SALES)

FYE - DECEMBER 31                         Fiscal Year Ended (a)                 Projected (b)
-----------------                         ---------------------         -------------------------------
                                             1997     1998              1999     2000     2001     2002
                                             ----     ----              ----     ----     ----     ----
SALES GROWTH                                  4.0%    15.7%             11.3%     7.5%     7.5%     7.5%
------------
AS A PERCENTAGE OF NET SALES
----------------------------
Net Sales                                   100.0%   100.0%            100.0%   100.0%   100.0%   100.0%
Cost of Goods Sold                           65.0%    61.7%             61.7%    61.7%    61.7%    61.7%
                                            -----    -----             -----    -----    -----    -----
    Gross Profit                             35.0%    38.3%             38.3%    38.3%    38.3%    38.3%

Selling, General & Administrative Exp.       18.4%    17.2%             17.2%    17.2%    17.2%    17.2%
                                            -----    -----             -----    -----    -----    -----

    Operating Income                         16.6%    21.1%             21.1%    21.1%    21.1%    21.1%
                                            -----    -----             -----    -----    -----    -----

Interest Expense                              1.9%     0.4%              0.4%     0.4%     0.4%     0.4%
                                            -----    -----             -----    -----    -----    -----

Pre-Tax Income                               14.7%    20.7%             19.9%    20.7%    21.3%    21.7%

Income Taxes                                  5.6%     7.7%              7.5%     7.9%     8.1%     8.2%
                                            =====    =====             =====    =====    =====    =====
Effective Tax Rate                           38.0%    37.4%             38.0%    37.9%    38.0%    38.0%

Notes:
----------------------------------------------------
(a) Financial information sourced from 10-K and 10-Q reports.
(b) Financial information sourced from internal financial statements.

Mann, Armistead & Epperson, Ltd.                                         Page 10
Investment Banking

                              III. OFFER VALUATION

                    A. Comparable Public Company Information

WINSLOEW FURNITURE, INC.
COMPARABLE PUBLIC COMPANY ANALYSIS
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE INFORMATION)

                                                  Stock Information                                  Market Value Information
                              ---------------------------------------------------------       --------------------------------------
                                                             52 Week                          Market
Company Name/                               Current     ------------------       Shares       Value Of      Net           Enterprise
Latest Financials              Ticker       Price(a)    High         Low         Outst.       Equity        Debt(b)        Value
-----------------              --------     ---------   ------       -----       ------       -------       --------      ----------
Falcon Products, Inc.           FCP         $ 7.81      $13.75       $ 7.20       9,042       $ 70,618      $  17,440       $ 88,058
QE 1/30/99
Kimball International, Inc.     KBALB        16.00       24.94        14.56      40,952        655,232       (130,935)       524,297
QE 3/31/98
LADD Furniture, Inc.            LADF         19.13       31.50        13.38       7,951        152,063        108,863        260,926
FYE 4/03/99
Meadowcraft, Inc.               MWI           7.06       17.13         4.00      19,709        139,195         55,094        194,289
QE 1/31/99
Pulaski Furniture Corp.         PLFC         21.50       27.00        18.63       2,840         61,060         31,330         92,390
QE 1/24/99
Shelby Williams Industries      SY           12.88       16.88         8.88       8,786        113,120         (6,282)       106,838
FYE 3/31/98






                                    Latest Twelve Months
                               -------------------------------       Book
                                            Operating   Net          Value Of                 Estimated
                                Sales       Income(d)   Income       Equity      LTM(e)       '99EPS(f)
                                --------    ---------   ------       -----       ------       -------
Falcon Products, Inc.          $  149,961   $11,109     $ 6,350      $ 73,632     $0.70       $1.09
QE 1/30/99
Kimball International, Inc.     1,089,715    74,438      55,498       455,188      1.36        1.38
QE 3/31/98
LADD Furniture, Inc.              580,798    31,198      13,496       148,171      1.70        1.98
FYE 4/03/99
Meadowcraft, Inc.                 156,712    27,361      18,995        50,257      0.96        0.51
QE 1/31/99
Pulaski Furniture Corp.           176,991    12,024       6,688        59,977      2.35        2.64
QE 1/24/99
Shelby Williams Industries        170,581    16,801      10,764        65,024      1.23        1.30
FYE 3/31/98


Notes
--------------------------
(a)Current price reflects closing price as of April 28, 1999.
(b)Net debt equals short-term debt plus long-term debt, including capitalized lease obligations, minus cash and marketable securities.
(c)Enterprise Value is equal to market value of equity plus net debt.
(d)Earnings before interest and taxes.
(e)Latest Twelve Months
(f)1999 Earnings Estimates from Zack's Research.


Mann Armistead & Epperson, Ltd.
   Investment Banking

WINSLOEW FURNITURE, INC.
COMPARABLE PUBLIC COMPANY ANALYSIS-RATIOS & MULTIPLES
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE INFORMATION)


                                  Ratios                Multiple of                   Multiple of Market
                         -------------------------  Enterprise Value to:             Value of Equity to:
                                            Return  --------------------  ------------------------------------------    Dividends
Company Name/            Operating   Net      on               Operating  Shareholders'           EPS      Estimated   ------------
Latest Financials         Income    Income  Equity  Sale        Income       Equity      Sales    LTM       '99 EPS    Rate   Yield
-----------------        ---------  ------  ------  ----       ---------  -------------  -----    ---      ---------   ----   -----
Falcon Products, Inc.     7.4%       4.2%    8.6%    58.7%      7.93 x    0.96 x         0.47 x   11.12 x   7.17 x     $0.16  2.0%
QE 1/30/99
Kimball
  International, Inc.     6.8%       5.1%   12.2%    48.1%      7.04 x    1.44 x         0.60 x   11.81 x  11.59 x      0.64  4.0%
QE 3/31/98
LADD Furniture, Inc.      5.4%       2.3%    9.1%    44.9%      8.36 x    1.03 x         0.26 x   11.27 x   9.66 x      0.00  0.0%
FYE 4/03/99
Meadowcraft, Inc.        17.5%      12.1%   37.8%   124.0%      7.10 x    2.77 x         0.89 x    7.33 x  13.85 x      0.00  0.0%
QE 1/31/99
Pulaski Furniture Corp.   6.8%       3.8%   11.2%    52.2%      7.68 x    1.02 x         0.34 x    9.13 x   8.14 x      0.68  3.2%
QE 1/24/99
Shelby Williams
  Industries              9.8%       6.3%   16.6%    62.6%      6.36 x    1.74 x         0.66 x   10.51 x   9.90 x      0.36  2.8%
FYE 3/31/98

   Low                    5.4%       2.3%    8.6%    44.9%      6.69 x    0.96 x         0.26 x    7.33 x   7.17 x      0.00  0.0%
   Average                9.0%       5.6%   15.9%    65.1%      7.41 x    1.49 x         0.54 x   10.19 x  10.05 x      0.31  2.0%
   High                  17.5%      12.1%   37.8%   124.0%     19.66 x    2.77 x         0.89 x   11.81 x  13.85 x      0.68  4.0%

Notes:
-------------
EPS = Earnings Per Share
LTM = Latest Twelve Months

Mann Armistead & Epperson, Ltd.
  Investment Banking                                                    Page 12

                              B. MULTIPLE ANALYSIS

WINSLOEW FURNITURE, INC.
SUMMARY MULTIPLE ANALYSIS
(DOLLARS IN THOUSANDS)

I. VALUATION RANGE

                                                      Price Per Share Range                               Offer
                            --------------------------------------------------------------------------   --------
Price Per Share             $  30.00   $  31.00   $  32.00   $  33.00   $  34.00   $  35.00   $  36.00   $  34.75
                            --------   --------   --------   --------   --------   --------   --------   --------
Fully Diluted Shares(a)        7,946      7,946      7,946      7,946      7,946      7,946      7,946      7,946
                            --------   --------   --------   --------   --------   --------   --------   --------
Market Value of Equity      $238,380   $246,326   $254,272   $262,218   $270,164   $278,110   $286,056   $276,124
  Adjusted for Net Debt
    (Projected Cash
    Position)(b)              (1,806)    (1,806)    (1,806)    (1,806)    (1,806)    (1,806)    (1,806)    (1,806)
                            --------   --------   --------   --------   --------   --------   --------   --------
Enterprise Value(c)         $236,574   $244,520   $252,466   $260,412   $268,358   $276,304   $284,250   $274,318

II. ANALYSIS OF WINSLOEW EARNING MULTIPLES VS. MARKET MULTIPLES

                                   Results                          Range of Values
                                   -------   -------------------------------------------------------------
TRAILING -- 12 MONTHS, 3/26/99
Operating Income (EBIT)(d)         $31,849     7.4x    7.7x    7.9x    8.2x    8.4x    8.7x    8.9x    8.6x
Net Income(e)                      $19,611    12.2x   12.6x   13.0x   13.4x   13.8x   14.2x   14.6x   14.1x
Shareholders' Equity(e)            $67,224     3.5x    3.7x    3.8x    3.9x    4.0x    4.1x    4.3x    4.1x

COMPARABLE PUBLIC COMPANIES MULTIPLES, AS OF APRIL 28, 1999
Operating Income (EBIT)                        7.4x    7.4x    7.4x    7.4x    7.4x    7.4x    7.4x    7.4x
Net Income                                    10.2x   10.2x   10.2x   10.2x   10.2x   10.2x   10.2x   10.2x
Shareholders' Equity                           1.5x    1.5x    1.5x    1.5x    1.5x    1.5x    1.5x    1.5x

PREMIUM/(DISCOUNT), OFFER VS. COMPARABLE MULTIPLES
Operating Income (EBIT)                        0.2%    3.6%    6.9%   10.3%   13.7%   17.0%   20.4%   16.2%
Net Income                                    19.2%   23.2%   27.2%   31.2%   35.1%   39.1%   43.1%   38.1%
Shareholders' Equity                         137.7%  145.6%  153.5%  161.4%  169.4%  177.3%  185.2%  175.3%

Notes:
---------------

(a) Estimated amount of fully diluted shares.
(b) Cash Position includes cash generated from operations as well as the approximate cash generated through the exercise of stock options (of approx. $7.0 million) at the closing of a transaction.
(c) Enterpise Value is the Market Value of Equity plus Net Debt.
(d) Multiple a function of Market Value of Enterprise Value
(e) Multiple a function of Market Value of Equity



Mann, Armistead & Epperson, Ltd.
     Investment Banking                                                  Page 13

                            C. STOCK PRICE ANALYSIS

WINSLOEW FURNITURE, INC.
SUMMARY STOCK PRICE ANALYSIS
(DOLLARS IN THOUSANDS)

I. Valuation Range
------------------
                                                                   Price Per Share Range                              Offer
                                        --------------------------------------------------------------------------   --------
Price Per Share.......................  $  30.00   $  31.00   $  32.00   $  33.00   $  34.00   $  35.00   $  36.00   $  34.75
                                        --------   --------   --------   --------   --------   --------   --------   --------
Fully Diluted Shares(a)...............     7,946      7,946      7,946      7,946      7,946      7,946      7,946      7,946
                                        --------   --------   --------   --------   --------   --------   --------   --------
Market Value of Equity................  $238,380   $246,326   $254,272   $262,218   $270,164   $278,110   $286,056   $276,124
  Adjusted for Net Debt (Projected
    Cash Position)(b).................    (6,734)    (6,734)    (6,734)    (6,734)    (6,734)    (6,734)    (6,734)    (6,734)
                                        --------   --------   --------   --------   --------   --------   --------   --------
Enterprise Value(c)...................  $231,646   $239,592   $247,538   $255,484   $263,430   $271,376   $279,322   $269,390



II. ANALYSIS OF OFFER VS. HISTORICAL WINSLOEW STOCK PRICE AT VARIOUS TIMES
--------------------------------------------------------------------------


                                                                            Range of Values
                                        -------------------------------------------------------------------------------------
Percentage Over January 15, 1999 Price
  @ $27.00............................     11.1%      14.8%      18.5%      22.2%      25.9%      29.6%      33.3%      28.7%
Percentage Over January 8, 1999 Price
  @ $25.50............................     17.6%      21.6%      25.5%      29.4%      33.3%      37.3%      41.2%      36.3%
Percentage Over October 15, 1998 Price
  @ $18.50............................     62.2%      67.6%      73.0%      78.4%      83.8%      89.2%      94.6%      87.8%

Notes:
------
(a) Estimated amount of fully diluted shares.
(b) Cash Position includes cash generated from operations as well as the approximate cash generated through the exercise of stock options at the closing of a transition.
(c) Enterprise Value is the Market Value of Equity plus Net Debt.


Mann, Armistead & Epperson, Ltd.
      Investment Banking                                                 Page 14

                            IV. SOLICITATION PROCESS

WinsLoew Furniture, Inc.           Contacts                                  32
Acquisition Contact List           Executed Confidentiality Agreements       11


 Book                                                              Book
Number    Status    C/A            Owner/Entity                   Number   Status   C/A               Owner/Entity
------    ------    ---            ------------                   ------   ------   ---               ------------

 12A      Closed    Yes       La-Z-Boy Chair Company               20A     Closed             Hicks-Muse
                              1284 North Telegraph Road                                       200 Cresent Court, Suite 1600
                              Monroe, Michigan  48162                                         Dallas, Texas   75201

 13A      Closed              Furniture Brands International       21A     Closed             Haworth, Inc.
                              101 South Hanley Road                                           One Haworth Center
                              St. Louis, Missouri   63105                                     Holland, Michigan  49423

 14A      Closed    Yes       HON Industries, Inc.                 22A     Closed   Yes       Weiss, Peck & Greer
                              414 East Third Street                                           One New York Plaza, 30th Floor
                              Muscatine, Iowa  52761                                          New York, NY   10004

 15A      Closed              CitiCorp Venture Capital             23A     Closed             Kholer Company
                              399 Park Avenue                                                 444 Highland Drive
                              New York, New York                                              Kholer, Wisconsin   53044

 16A      Closed    Yes       MASCO Corporation                    24A     Closed             Ethan Allen Industries, Inc.
                              21001 Van Born Road                                             Ethan Allen Drive
                              Taylor, Michigan  48180                                         Danbury, CT

 17A      Closed    Yes       Steelcase Industries                 25A     Closed             Sealy, Inc.
                              901 44th Street, SE                                             High Point, North Carolina
                              Grand Rapids, Michigan   49501

 18A      Closed              Windward Capital                     26A     Closed   Yes       Klausner Furniture Industries, Inc.
                              1177 Avenue of the Americas                                     P.O. Box 1255
                              42nd Floor                                                      Ashboro, North Carolina
                              New York, New York   10036

 19A      Closed              Sprout Group                         27A     Closed             Brunswick Corporation
                              277 Park Avenue                                                 1 North Field Court
                              New York, New York   10172                                      Lake Forest, Illinois  60045



Mann, Armistead & Epperson, Ltd.                                        Page 15
Investment Banking

WinsLoew Furniture, Inc.           Contacts                                  32
Acquisition Contact List           Executed Confidentiality Agreements       11


 Book                                                              Book
Number    Status    C/A            Owner/Entity                   Number   Status   C/A               Owner/Entity
------    ------    ---            ------------                   ------   ------   ---               ------------

 28A      Closed              Clayton, Dubilier & Rice, Inc.       36A     Closed             Tropitone Industries, Inc.
                              375 Park Avenue
                              New York, New York   10152

 29A      Closed    Yes       Meadowcraft, Inc.                    37A     Closed             Stevens, Inc.
                              1401 Meadowcraft Road                                           111 Center Street
                              Birmingham, Alabama  35215                                      Suite 2400
                                                                                              Little Rock, Arkansas   72201
 30A      Closed              KI, Inc.
                              1330 Bellevue Street                 38A     Closed             U.S Industries, Inc.
                              Green Bay, Wisconsin   54308

 31A      Closed              Global Industries, Inc.
                              1150 Flint Road                      39A     Closed             Newell Co.
                              Downsview, Ontario
                              Canada, M3J2J5

 32A      Closed    Yes       Falcon Products, Inc.                40A     Closed             Interface Flooring, Inc.
                              9387 Dielman Industrial Drive
                              St. Louis, Missouri   63132

 33A      Closed              VIRCO Manufacturing Corporation      41A     Closed             Leggett & Platt, Inc.
                              2027 Harpers Way
                              Torrance, California  90501

 34A      Closed              Ashley Furniture Industries, Inc.    42A     Closed   Yes       Z.S. Fund, LP
                              One Ashley Way                                                  120 West 45th Street
                              Arcadia, Wisconsin   54612                                      New York, New York  10036

 35A      Closed    Yes       Saunders, Karp & Megrue, L.P.        43A     Open     Yes       Hancock Park Associates
                              667 Madison Avenue                                              1825 Century Park East
                              New York, New York   10021                                      Los Angeles, California   90067



Mann, Armistead & Epperson, Ltd.                                        Page 16
Investment Banking

                        V. DISCOUNTED CASH FLOW ANALYSIS

WINSLOEW FURNITURE, INC.
DISCOUNTED CASH FLOW ANALYSIS
(DOLLARS IN THOUSANDS)

                                        Terminal Net Income Multiple
Discount       --------------------------------------------------------------------
  Rate           9.2x           9.7x           10.2x          10.7x          11.2x
--------       --------       --------       --------       --------       --------
   9.0%        $ 73,522       $ 73,522       $ 73,522       $ 73,522       $ 73,522       Present Value of Cash Flows(a)
                170,868        180,160        189,453        198,746        208,039       Present Value of Terminal Value(b)
               --------       --------       --------       --------       --------
                244,389        253,682        262,975        272,267        281,560       Total Present Value

                    (28)           (28)           (28)           (28)           (28)      Less: Net Debt(c)
               --------       --------       --------       --------       --------
               $244,417       $253,710       $263,000       $272,295       $281,588       Net Present Value of Equity
               ========       ========       ========       ========       ========
               $  30.76       $  31.93       $  33.10       $  34.27       $  35.44       Value Per Share(d)
               ========       ========       ========       ========       ========

  10.0%        $ 71,822       $ 71,822       $ 71,822       $ 71,822       $ 71,822       Present Value of Cash Flows(a)
                164,738        173,698        182,657        191,617        200,576       Present Value of Terminal Value(b)
               --------       --------       --------       --------       --------
                236,560        245,520        254,479        263,439        272,398       Total Present Value

                    (28)           (28)           (28)           (28)           (28)      Less: Net Debt(c)
               --------       --------       --------       --------       --------
               $236,588       $245,548       $254,507       $263,467       $272,426       Net Present Value of Equity
               ========       ========       ========       ========       ========
               $  29.77       $  30.90       $  32.03       $  33.16       $  34.28       Value Per Share(d)
               ========       ========       ========       ========       ========

  11.0%        $ 70,184       $ 70,184       $ 70,184       $ 70,184       $ 70,184       Present Value of Cash Flows(a)
                158,882        167,522        176,163        184,804        193,445       Present Value of Terminal Value(b)
               --------       --------       --------       --------       --------
                229,065        237,706        246,347        254,988        263,629       Total Present Value

                    (28)           (28)           (28)           (28)           (28)      Less: Net Debt(c)
               --------       --------       --------       --------       --------
               $229,093       $237,734       $246,375       $255,016       $263,657       Net Present Value of Equity
               ========       ========       ========       ========       ========
               $  28.83       $  29.92       $  31.01       $  32.09       $  33.18       Value Per Share(d)
               ========       ========       ========       ========       ========

------------------------
Notes:
(a) Includes 1999-2002 projected cash flow based on the Company's internal projections.
(b) Based on a multiple of 2002 projected net income.
(c) Net Debt is defined as total debt outstanding, including capitalized leases, less cash and equivalents as of December 31, 1999.

        Debt and Capitalized Leases               $ 1,447
        Cash and Cash Equivalents                 $(1,475)
                                                  -------
                                                  $   (28)

(d) Based on estimate of fully diluted shares outstanding.


Mann, Armistead & Epperson, Ltd.
Investment Banking                                                       Page 17